EXHIBIT 1.1
NGTV
a California corporation
UNDERWRITING AGREEMENT
[6,032,591] Units, each Unit consisting of
One (1) Share of Common Stock and
One (1) Redeemable Common Stock Purchase Warrant
________, 2006
Capital Growth Financial, LLC
225 NE Mizner Blvd., Suite 750
Boca Raton, Florida 33432
As Representative of the Underwriters
named on Schedule A hereto
Ladies and Gentlemen:
     NGTV, a corporation organized and existing under the laws of California (the “Company”), proposes to issue and sell to the several underwriters named in Schedule B hereto (collectively, the “Underwriters”), for whom Capital Growth Financial, LLC is acting as representative (in such capacity, the “Representative”), and certain shareholders of the Company identified on Schedule A hereto (collectively, the “Selling Security Holders”) severally propose to sell to the Underwriters, an aggregate of [6,032,591] units (the “Firm Units”), each Unit comprised of: one (1) share (each, a “Share” and collectively, the “Shares”) of the Company’s common stock, no par value per share (the “Common Stock”) and one (1) Redeemable Common Stock Purchase Warrant to purchase one-half (1/2) of one (1) share of Common Stock (each, a “Warrant” and collectively, the “Warrants”), of which [4,166,667] Units are to be issued and sold by the Company and [1,865,924] Units are to be sold by the Selling Security Holders, each Selling Security Holder selling the number of Units corresponding to its name on Schedule A. The Company and the Selling Security Holders are sometimes hereinafter each referred to as a “Seller” and collectively referred to as the “Sellers.”
     Each Warrant entitles its holder to purchase one-half of one share of Common Stock at a per share exercise price equal to the offering price of a Firm Unit, during the period commencing on the Separation Date (as hereinafter defined) and terminating on the five-year anniversary of the Effective Date (as hereinafter defined). Warrants may only be exercised in whole numbers, for full shares of Common Stock. The Warrants shall be redeemable by the Company, at its option, at a price of $.25 per Warrant, provided (i) the Warrants are exercisable, (ii) resale of the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) is the

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subject of an effective registration statement permitting their sale under the Securities Act (as hereinafter defined), and (iii) the Common Stock has closed at an average price in excess of [$8.40] per share for the ten consecutive trading days immediately prior to the date that the Warrants are called for redemption by the Company. The Warrants are to be issued under the terms of a Warrant Agreement (the “Warrant Agreement”) by and between the Company and U.S. Stock Transfer Corporation (the “Warrant Agent”), in substantially the form as most recently filed as an exhibit to the Registration Statement (as hereinafter defined).
     The Company also proposes to sell to the Underwriters, upon the terms and conditions set forth in Section 2(d) hereof, if and to the extent that the Representative elects to purchase, prior to the expiration of forty-five (45) days following the date of this Agreement, on behalf of the Underwriters (the “Over-Allotment Option”), an aggregate additional amount of [625,000] Units (the “Additional Units”). The Firm Units and any Additional Units purchased by the Underwriters, including the Shares and the Warrants forming a part of the Firm Units and Additional Units, are referred to herein as the “Securities.” The Securities are more fully described in the Registration Statement and Prospectus referred to below. The offering and sale of the Securities contemplated by this underwriting agreement (this “Agreement”) is referred to herein as the “Offering.”
     Until notice is given by the Company (“Notice of Separation”) to holders of the Units and to the American Stock Exchange, the Common Stock and the Warrants will be traded only as Units. The Notice of Separation will provide a date, not less than 30 days following the date of the Notice of Separation, that the Units will separate (the “Separation Date”). On the Separation Date the Units will be separated, the Units will cease to trade separately and the Common Stock and Warrants shall thereafter be traded only on a separate basis. The Separation Date shall be a date designated by the Representative, in its sole discretion, upon not less than 30 days’ prior written notice to the Company, but in no event prior to the later of (i) sixty (60) days following the effective date of the Registration Statement (as hereinafter defined), or (ii) sixty (60) days following the exercise by the Representative of the Over-Allotment Option
     Each Selling Security Holder hereby agrees that, without the prior written consent of the Representative, it will not, during the period ending 180 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant, to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; (ii) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i), (ii) or (iii) above is to be settle by delivery of Common Stock or such other securities, in cash or otherwise.
     The restrictions contained in the preceding paragraph shall not apply to (A) the Units to be sold hereunder, (B) the issuance by the Company of shares of Common Stock upon the

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exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing or (C) transactions by any person relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the offering to which this Agreement relates. In addition, each Selling Security Holder agrees that, without the prior written consent of the Representative, it will not, during the period ending 180 days after the date of this Prospectus, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock. Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this provision shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.
     1. Representations and Warranties of the Company. The Company represents, warrants and covenants to, and agrees with, each of the Underwriters that, as of the date hereof and as of the Closing Date and each Additional Closing Date:
          (a) The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (Registration No. 333-131508), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Securities and the securities underlying the Representative’s Unit Purchase Option (as hereinafter defined) which registration statement, as so amended (including post-effective amendments, if any), has been declared effective by the Commission. The registration statement, as amended at the time it became effective, including the prospectus, financial statements, schedules, exhibits and other information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is hereinafter referred to as the “Registration Statement.” If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional shares of Common Stock or Warrants, or providing previously omitted information under Rule 430A (a “Rule 462(b) Registration Statement”), then, unless otherwise specified, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Securities have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. Based on communications from the Commission, no stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. The Company, if required by the Securities Act and the rules and

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regulations of the Commission (the “Rules and Regulations”), proposes to file the Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”). The prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b), or, if the prospectus is not to be filed with the Commission pursuant to Rule 424(b), the prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the “Prospectus,” except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term “Prospectus” shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a “Preliminary Prospectus.” Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). All references in this Agreement to the “Exchange Act” shall mean Securities Exchange Act of 1934, as amended, together with the Rules and Regulations promulgated thereunder.
          (b) At the time of the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b), when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act was or is filed and at the Closing Date and the Additional Closing Date (as hereinafter respectively defined), if any, the Registration Statement and the Prospectus and any amendments thereof and supplements or exhibits thereto complied or will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations, and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. To the best of the Company’s knowledge, when any Preliminary Prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is

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made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use therein. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of certain information included in the “Underwriting” section of the Prospectus and the information included in footnotes ___, ___and ___ of the table appearing in the Prospectus under the caption “Selling Security Holders.”
          (c) To the best of the Company’s knowledge, Squar Milner Rheel & Williamson, LLP, which has expressed its opinion with respect to the financial statements and schedules filed as part of the Registration Statement, are independent registered public accountants as required by the Securities Act, the Exchange Act and the Rules and Regulations.
          (d) Subsequent to the respective dates as of which information is presented in the Registration Statement and the Prospectus, and except as disclosed in the Registration Statement and the Prospectus: (i) the Company has not declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock, and (ii) there has been no material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting: (A) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company, taken as a whole; (B) the long-term debt or capital stock of the Company; or (C) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Prospectus (a “Material Adverse Change”). Since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, the Company has not incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company, except for liabilities, obligations and transactions which are disclosed in the Registration Statement and the Prospectus and after giving effect to the Offering and other transactions contemplated by the Offering and this Agreement.
          (e) As of the dates indicated in the Prospectus, the authorized, issued and outstanding shares of capital stock of the Company were as set forth in the Prospectus in the column headed “March 31, 2006” under the section thereof captioned “Capitalization” and, after giving effect to the debt conversion described in the Prospectus, will be as set forth in the column headed “March 31, 2006 Adjusted for Debt Conversion” in such section. After giving effect to the debt conversion described in the Prospectus, the other transactions contemplated by this Agreement, the Registration Statement and the Prospectus, the authorized, issued and outstanding shares of capital stock of the Company will be as set forth in the column headed “March 31, 2006 Post Offering” in the section of the Prospectus captioned “Capitalization.” Except as disclosed in the Registration Statement and Prospectus, all of the issued and outstanding Relevant Securities are fully paid and non-assessable and have been duly and validly

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authorized and issued, in compliance with all applicable state, federal and foreign securities laws and not in violation, of or subject to any preemptive or similar right that does or will entitle any Person (as defined below), upon the issuance or sale of any security, to acquire from the Company any Relevant Security, as would have a Material Adverse Affect on the Company. As used herein, the term “Relevant Security(ies)” means any Common Stock, Warrant or other security of the Company that is convertible into, or exercisable or exchangeable for Common Stock or equity securities, or that holds the right to acquire any Common Stock or equity securities of the Company or any other such Relevant Security, except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement. As used herein, the term “Person” means any foreign or domestic individual, corporation, trust, partnership, joint venture, limited liability company or other entity.
          (f) The Units and the Shares are duly authorized, and when issued and delivered pursuant to this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights of any security holder of the Company. Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated in this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock, except as described in the Registration Statement.
          The Warrants have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the right of creditors generally or by general equitable principles, and holders thereof will be entitled to the benefits provided by the Warrant Agreement pursuant to which such Warrants are to be issued. The Warrant Shares have been reserved for issuance and when issued in accordance with the terms of the Warrants and Warrant Agreement, including payment of the agreed consideration therefore, will be duly and validly authorized, validly issued, fully paid and non-assessable, and free of preemptive rights and no personal liability will attach to the ownership thereof. The Warrant Agreement has been duly authorized and, when executed and delivered will constitute the valid and legally binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the rights of creditors generally or by general equitable principles.
          The Shares and the Warrants issuable upon exercise of the Representative’s Purchase Options (as hereinafter defined) have been duly authorized and, when duly issued and delivered, such Shares and Warrants will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits provided by the Representative’s Option Agreement, Representative’s Unit Purchase Option, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the rights of creditors generally or by general equitable principles and the indemnification contained in paragraph 7 of the Representative’s Option Agreement (as hereinafter defined) may be unenforceable. The shares of Common Stock included in the Representative’s Purchase Options

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(and the shares of Common Stock issuable upon exercise of the Warrants included therein) when issued and sold in accordance with the terms thereof, will be duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights and no personal liability will attach to the ownership thereof.
          (g) The Units, Common Stock, Warrants, including the Common Stock and Warrants issuable upon exercise of the Representative’s Unit Purchase Option (as hereinafter defined), have been duly and validly authorized and, when issued, delivered and paid for in accordance with this Agreement and as described in the Prospectus on each of the Closing Date and the Additional Closing Date, as applicable, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state, federal and foreign securities laws and will not have been issued in violation of or subject to any preemptive or similar right that does or will entitle any Person to acquire any Relevant Security from the Company upon issuance or sale of Securities in the Offering. The shares of Common Stock and the Warrants comprising the Securities conform to the descriptions thereof contained in the Registration Statement and the Prospectus. The Warrant Shares, including the shares of Common Stock issuable upon exercise of the Representative’s Unit Purchase Option, have been duly and validly authorized and, when issued, delivered and paid for in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state, federal and foreign securities laws and will not have been issued in violation of or subject to any preemptive or similar right that does or will entitle any Person to acquire any Relevant Security from the Company upon issuance or sale of Securities in the Offering. Except as disclosed in the Registration Statement and the Prospectus, the Company has no outstanding warrants, options or other securities convertible into Common Stock, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security.
          (h) The Company has no subsidiaries within the meaning of Rule 405 under the Securities Act.
          (i) The Company has been duly incorporated and validly exists in good standing under the laws of its jurisdiction of organization. The Company has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Prospectus, and to own, lease and operate its respective properties. The Company is qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except, in each case, for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a material adverse effect on: (i) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company, taken as a whole; (ii) the long-term debt or capital stock of the Company; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Prospectus (any such effect being a “Material Adverse Effect”).

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          (j) Except as set forth in the Registration Statement, the Company is not: (i) in violation of its articles of incorporation or by-laws, (ii) in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any lien, charge, encumbrance, claim or security interest (collectively, “Lien”) upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject and/or (iii) in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic; except [in the case of clause (ii) above] for any Lien disclosed in the Registration Statement and the Prospectus, or in the case of (i), (ii) and (iii) above which would have a Material Adverse Effect.
          (k) The Company has full right, power and authority to execute and deliver this Agreement, the Representative’s Option Agreement, the Representative’s Unit Purchase Option (as hereinafter defined), the Warrant Agreement and the Financial Advisory Agreement (as hereinafter defined), to perform its obligations hereunder and thereunder and to consummate each of the transactions contemplated hereunder and thereunder. The Company has duly and validly authorized this Agreement, the Representative’s Option Agreement, the Representative’s Unit Purchase Option, the Warrant Agreement and the Financial Advisory Agreement and each of the transactions contemplated hereby and thereby. This Agreement, the Representative’s Option Agreement, the Representative’s Unit Purchase Option, the Warrant Agreement and the Financial Advisory Agreement have been duly and validly executed and delivered by the Company and each constitutes the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except as enforceability may be limited by the laws of equity or applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
          (l) The execution, delivery, and performance of this Agreement, the Representative’s Option Agreement, the Representative’s Unit Purchase Option, the Warrant Agreement and the Financial Advisory Agreement and the consummation of the transactions contemplated hereby and thereby and do not and, to the knowledge of the Company, will not: (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company is a party or by which the Company or its properties, operations or assets may be bound or (ii) violate or conflict with any provision of the articles of incorporation or by-laws of the Company, or (iii) violate or conflict with any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign, to which the Company is subject, the non-compliance with which would have a Material Adverse Effect.

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          (m) The Company has all material consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the “Consents”), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement and the Prospectus, except where the failure to obtain such Consents would not have a Material Adverse Effect, and each such Consent is valid and in full force and effect. The Company has not received notice of any investigation or proceedings which results in or, if decided adversely to the Company, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Consent. No Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.
          (n) The Company complies, in all material respects, with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, including those relating to transactions with affiliates, within the meaning of Rule 144 under the Securities Act (“Affiliates”), the non-compliance with which would not have a Material Adverse Effect.
          (o) The Representative’s Unit Purchase Option (as hereinafter defined) will conform to the description thereof in the Registration Statement and in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and, when sold to and paid for by the Representative in accordance with the Representative’s option agreement (“Representative’s Option Agreement”), which includes the form of Representative’s Unit Purchase Option, will have been duly authorized and validly issued and will constitute valid and binding obligations, enforceable against the Company in accordance with its terms, except as enforceability may be limited by the laws of equity or applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The shares of Common Stock and Warrants issuable upon exercise of the Representative’s Unit Purchase Option (the “Representative’s Option Securities”) have been duly authorized and reserved for issuance upon exercise of the Representative’s Unit Purchase Option by all necessary corporate action on the part of the Company and, when issued and delivered and paid for upon such exercise in accordance with the terms of the Representative’s Unit Purchase Option, will be validly issued, fully paid, nonassessable and free of preemptive rights and will conform to the description thereof in the Prospectus (and, if the Prospectus is not in existence, the most recent Preliminary Prospectus).
          (p) No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the execution, delivery and performance of this Agreement, the Representative’s Option Agreement, the Representative’s Unit Purchase Option, the Warrant Agreement or the Financial Advisory Agreement or consummation of each of the transactions contemplated hereby or thereby,

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including the issuance, sale and delivery of the Securities and the Representative’s Option Securities to be issued, sold and delivered hereunder and thereunder, except the registration under the Securities Act of the Securities and the Representative’s Option Securities, which has become effective, and such Consents as may be required under state securities or blue sky laws or the by-laws and rules of the American Stock Exchange LLC (“AMEX”) or other applicable self regulatory organization, each of which, to the best of the Company’s knowledge or belief, has been obtained and is in full force and effect.
          (q) Except as disclosed in the Registration Statement and the Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company is a party or of which any property, operations or assets of the Company is the subject which, individually or in the aggregate, if determined adversely to the Company or any Subsidiary, could reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, no such proceeding, litigation or arbitration has been threatened; and the defense of all such proceedings, litigation and arbitration against or involving the Company could not reasonably be expected to have a Material Adverse Effect.
          (r) The financial statements, including the notes thereto, and the supporting schedules included in the Registration Statement and the Prospectus present fairly the financial position of the Company as of the dates indicated and the cash flows and results of operations for the periods. Except as otherwise stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved.
          (s) There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement and the Prospectus in accordance with Regulation S-X which have not been included as so required. The pro forma and pro forma as adjusted financial information included in the Registration Statement and the Prospectus under the captions “Capitalization,” “Dilution,” “Principal Shareholder” “Prospectus Summary – Common stock to be outstanding after the offering” has been properly compiled in all material respects and prepared in all material respects in accordance with the applicable requirements of the Securities Act and the Rules and Regulations and include all adjustments necessary to a fair presentation of such information.
          (t) The statistical, industry-related and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.
          (u) The Securities have been approved for listing on the AMEX, subject to official notice of issuance.

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          (v) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Management has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to the Company’s principal executive officer and principal financial officer, or persons performing similar functions, by others within those entities and are effective in all material respects to perform the functions for which they were established. Based on its evaluation of its disclosure controls and procedures, the Company is not aware of (a) any significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data nor any material weaknesses in internal controls; or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.
          (w) Except as disclosed in the Registration Statement and to the AMEX, the Company’s Board of Directors has validly appointed, or within ___days from the date hereof will validly appoint, an audit committee whose composition satisfies the requirements of Section 803 of the AMEX Company Guide (“AMEX Rules”) and the Board of Directors and/or audit committee has adopted a charter that satisfies the requirements of Section 121 of the AMEX Rules. Neither the Board of Directors nor the audit committee has been informed, nor is any director of the Company aware, of: (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.
          (x) The Company own or possess, or can acquire on commercially reasonable terms, all legally enforceable rights to use all trademarks, service marks, trade names, domain names, copyrights, patents, inventions and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) as are necessary for the conduct of its business as now conducted and as proposed to be conducted, all as described in the Prospectus (“Intellectual Property”), except where the failure to own, possess or acquire such rights would not result in a Material Adverse Effect. Except as described in the Prospectus, (i) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any such Intellectual Property, (ii) there is no pending or threatened (in writing) action, suit, proceeding or claim by others challenging the Company’s rights in or to any such Intellectual Property, (iii) the Intellectual Property owned by

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the Company and, to the knowledge of the Company, the Intellectual Property licensed to the Company has not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or threatened (in writing) action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, (iv) there is no pending or threatened (in writing) action, suit, proceeding or claim by others against the Company that the Company infringes, misappropriates or otherwise violates any intellectual property or other proprietary rights of others, and the Company has received no written notice of such claim, and (v) to the Company’s knowledge, no employee of the Company is the subject of any claim or proceeding involving a violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or actions undertaken by the employee while employed with the Company, except, in each case in clauses (i) through (v), for any instances which would not, individually or in the aggregate, result in a Material Adverse Effect. None of the technology employed by the Company has been obtained or, to the Company’s knowledge, is being used by the Company in violation of the rights of any person or third party that could result in a Material Adverse Effect.
          (y) The Company has not violated: (i) the Bank Secrecy Act, as amended, (ii) the Money Laundering Control Act of 1986, as amended, (iii) the Foreign Corrupt Practices Act, or (iv) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, and/or the rules and regulations promulgated under any such law, or any successor law, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.
          (z) During the period of 180 days after the effective date of the Registration Statement, neither the Company nor any of its Affiliates will directly or indirectly, take any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities.
          (aa) The SEC Staff has not advised the Company that, in the view of the Staff, the Company or any of its Affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Securities Act or the Rules and Regulations with the offer and sale of the Securities pursuant to the Registration Statement.
          (bb) Except as disclosed in the Registration Statement and the Prospectus, no holder of any Relevant Security has any rights to require registration of any Relevant Security as part or on account of, or otherwise in connection with, the offer and sale of the Securities contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

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          (cc) To the Company’s knowledge, the conditions for use of Form S-1 to register the Offering under the Securities Act, as set forth in the General Instructions to such Form, have been satisfied.
          (dd) To the Company’s knowledge, it is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, and after giving effect to application of the net proceeds of the Offering, will not be, subject to registration as an “investment company” under the Investment Company Act of 1940, as amended, and is not and will not be an entity “controlled” by an “investment company” within the meaning of such act.
          (ee) There are no contracts or other documents (including, without limitation, any voting agreement), which are required to be described in the Registration Statement and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act, the Exchange Act or the Rules and Regulations and which have not been so described, filed or incorporated by reference.
          (ff) No relationship, direct or indirect, exists between or among any of the Company or any Affiliate of the Company, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement or the Prospectus which is not so described and described as required. Except as disclosed in the Registration Statement and the Prospectus, there are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement and the Prospectus. The Company has not, in violation of the Sarbanes-Oxley Act of 2002 (“Sarb-Ox”), directly or indirectly (other than as permitted under the Sarb-Ox for depositary institutions), extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.
          (gg) Except as set forth in the Registration Statement and Prospectus, the Company is in material compliance with the provisions of Sarb-Ox and the Rules and Regulations promulgated thereunder and related or similar rules and regulations promulgated by AMEX or any other governmental or self regulatory entity or agency, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect. Without limiting the generality of the foregoing, except as set forth in the Registration Statement and Prospectus: (i) all members of the Company’s board of directors who are required to be “independent” (as that term is defined under applicable laws, rules and regulations), including, without limitation, all members of the audit committee of the Company’s board of directors, meet the qualifications of independence as set forth under applicable laws, rules and regulations and (ii) the audit committee of the Company’s board of directors does not have at least one member who is an “audit committee financial expert” (as that term is defined under applicable laws, rules and regulations).

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          (hh) Except as disclosed in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings between the Company and any Person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement or, to the Company’s knowledge, and as otherwise disclosed to the Underwriters, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees or Affiliates that may affect the Underwriters’ compensation as determined by the NASD.
          (ii) The Company owns no real property. The Company leases all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Registration and the Prospectus. The Company has good and marketable title to all personal property owned by it, in each case free and clear of all Liens except such as are described in the Registration Statement and the Prospectus or such as would not (individually or in the aggregate) have a Material Adverse Effect. Any real property and buildings held under lease or sublease by the Company is held by it under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by the Company. The Company has received no any notice of any claim adverse to its use of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the.
          (jj) The Company maintains insurance of the types and in the amounts which are customary for companies engaged in similar businesses, including, but not limited to: (i) directors’ and officers’ insurance (including insurance covering the Company, its directors and officers for liabilities or losses arising in connection with this Offering, including, without limitation, liabilities or losses arising under the Securities Act, the Exchange Act, the Rules and Regulations; and (ii) insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against. There are no claims by the Company under any policy or instrument described in this subparagraph as to which any insurance company is denying liability or defending under a reservation of rights clause. All of the insurance policies described in this subparagraph are in full force and effect. The Company has not been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially adversely affect the business, business prospects, properties, condition (financial or otherwise) or results of operations of the Company.
          (kk) The Company has accurately prepared and timely filed all federal, state, foreign and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company is obligated to withhold from

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amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). No deficiency assessment with respect to a proposed adjustment of the Company’s federal, state, local or foreign taxes is pending or, to the Company’s knowledge, threatened. The accruals and reserves on the books and records of the Company in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since the date of the Company’s most recent audited financial statements, the Company has not incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company.
          (ll) No labor disturbance by the employees of the Company currently exists or, to the Company’s knowledge, is likely to occur.
          (mm) The Company has at all times operated its business in material compliance with all Environmental Laws, and no material expenditures are or will be required in order to comply therewith. The Company has received no any notice or communication that relates to or alleges any actual or potential violation or failure to comply with any Environmental Laws that will result in a Material Adverse Effect. As used herein, the term “Environmental Laws” means all applicable laws and regulations, including any licensing, permits or reporting requirements, and any action by a Federal state or local government entity pertaining to the protection of the environment, protection of public health, protection of worker health and safety, or the handling of hazardous materials, including without limitation, the Clean Air Act, 42 U.S.C. § 7401, et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. § 9601, et seq., the Federal Water Pollution Control Act, 33 U.S.C. § 1321, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 690-1, et seq., and the Toxic Substances Control Act, 15 U.S.C. § 2601, et seq.
          (nn) Except as set forth in the Registration Statement or the Prospectus, the Company is not a party to an “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”) which: (i) is subject to any provision of ERISA and (ii) is or was at any time maintained, administered or contributed to by the Company or any Subsidiary and covers any employee or former employee of the Company or any Subsidiary or any ERISA Affiliate (as defined hereafter). These plans are referred to collectively herein as the “Employee Plans.” For purposes of this Section, “ERISA Affiliate” of any person or entity means any other person or entity which, together with that person or entity, could be treated as a single employer under Section 414(m) of the Internal Revenue Code of 1986, as amended (the “Code”), or is an “affiliate,” whether or not incorporated, as defined in Section 407(d)(7) of ERISA, of the person or entity.
          (oo) The Registration Statement and the Prospectus identify each employment, severance or other material arrangement, policy and plan providing for insurance coverage (including any self-insured arrangements), workers’ compensation, disability benefits, severance

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benefits, supplemental unemployment benefits, vacation benefits, retirement benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation or other forms of incentive compensation, or post-retirement insurance, compensation or benefits which: (i) is not an Employee Plan, (ii) is entered into, maintained or contributed to, as the case may be, by the Company or any of its ERISA Affiliates, and (iii) covers any employee or former employee of the Company or any of its ERISA Affiliates. These contracts, plans and arrangements are referred to collectively in this Agreement as the “Benefit Arrangements.” Each Benefit Arrangement has been maintained in substantial compliance with its terms and with requirements prescribed by any and all statutes, orders, rules and regulations that are applicable to that Benefit Arrangement.
          (pp) Except as set forth in the Registration Statement or the Prospectus, there is no liability in respect of post-retirement health and medical benefits for retired employees of the Company or any of its ERISA Affiliates other than medical benefits required to be continued under applicable law, determined using assumptions that are reasonable in the aggregate, over the fair market value of any fund, reserve or other assets segregated for the purpose of satisfying such liability (including for such purposes any fund established pursuant to Section 40 1(h) of the Code). With respect to any of the Company’s Employee Plans which are “group health plans” under Section 4980B of the Code and Section 607(1) of ERISA, there has been material compliance with all requirements imposed there under such that the Company or its ERISA Affiliates have no (and will not incur any) loss, assessment, tax penalty, or other sanction with respect to any such plan.
          (qq) Except as set forth in the Registration Statement or the Prospectus, the Company is not a party to or subject to any employment contract or arrangement providing for annual future compensation, or the opportunity to earn annual future compensation (whether through fixed salary, bonus, commission, options or otherwise) of more than $60,000 to any officer, consultant, director or employee.
          (rr) The execution of this Agreement, the Representative’s Unit Purchase Option and consummation of the Offering does not constitute a triggering event under any Employee Plan or any other employment contract, whether or not legally enforceable, which (either alone or upon the occurrence of any additional or subsequent event) will or may result in any payment (of severance pay or otherwise), acceleration, increase in vesting, or increase in benefits to any current or former participant, employee or director of the Company or any Subsidiary other than an event that is not material to the financial condition or business of the Company, either individually or taken as a whole.
          (ss) No “prohibited transaction” (as defined in either Section 406 of the ERISA or Section 4975 of Code), “accumulated funding deficiency” (as defined in Section 302 of ERISA) or other event of the kind described in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan for which the Company would have any liability; each employee benefit plan of the Company is in compliance in all material

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respects with applicable law, including (without limitation) ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any “pension plan”; and each employee benefit plan of the Company that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.
          (tt) Neither the Company, nor, to the Company’s knowledge, any of its employees or agents has at any time during the last five (5) years: (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other Person charged with similar public or quasi-public duties, other than payments that are not prohibited by the laws of the United States of any jurisdiction thereof.
          (uu) The Company has not offered, or caused the Underwriters to offer, the Firm Units to any Person or entity with the intention of unlawfully influencing: (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company or (ii) a journalist or publication to write or publish favorable information about the Company, or its products or services.
          (vv) Neither (i) the Issuer-Represented General Free Writing Prospectus(es) and the Prospectus, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Issuer-Represented Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Prospectus or any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein. As used in this paragraph and elsewhere in this Agreement: (A) “Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Shares that (1) is required to be filed with the SEC by the Company, (2) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the SEC, or (3) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or of the offering of Shares pursuant to this Agreement; (B) “Issuer-Represented General Free Writing Prospectus” means any “Issuer- Represented Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in a schedule to this Underwriting Agreement; and (C) “Issuer-Represented Limited-Use Free Writing Prospectus” means any “Issuer-Represented Free Writing Prospectus that is not an Issuer-Represented General Free Writing Prospectus.
          (ww) Each Issuer-Represented Free Writing Prospectus, as of its issue date and at all subsequent times through each Closing Date did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the

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Registration Statement. If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances, not misleading, the Company has notified or will notify promptly the Representatives so that any use of such Issuer-Represented Free Writing Prospectus may cease until it is amended or supplemented. The foregoing two sentences do not apply to statements in or omissions from any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.
          (xx) Unless the Company obtains the prior consent of the Representatives, it has not made and will not make any offer relating to the Units that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. The Company has complied and will comply with the requirements of Rule 433 applicable to any Issuer-Represented Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. The Company has satisfied and will satisfy the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show.
          As used in this Agreement, references to matters being “material” with respect to the Company mean a material event, change, condition, status or effect related to the condition (financial or otherwise), properties, assets (including intangible assets), liabilities, business, prospects, operations or results of operations of the Company, either individually or taken as a whole, as the context requires.
          As used in this Agreement, the term “knowledge of the Company” (or similar language) shall mean the knowledge of the executive officers and directors of the Company who are named in the Prospectus, with the assumption that such executive officers and directors shall have made reasonable and diligent inquiry of the matters presented (with reference to what is customary and prudent for the applicable individuals in connection with the discharge by the applicable individuals of their duties as executive officers and/or directors of the Company).
          Any certificate signed by or on behalf of the Company and delivered to the Representative or to counsel for the Representative (“Underwriters’ Counsel”) shall be deemed to be a representation and warranty by the Company to each Underwriter listed on Schedule A hereto as to the matters covered thereby.
     2. Purchase, Sale and Delivery of the Securities and the Representative’s Unit Purchase Option.
          (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, each of the Sellers,

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severally and not jointly, hereby agrees to sell to the Underwriters, and each Underwriter, upon the basis of the representations, warranties, covenants and agreements herein contained, but subject to the conditions herein stated, agrees, severally and not jointly, agrees to purchase from such Seller, at the purchase price per Unit hereinafter set forth (the “Purchase Price”) the number of Firm Units (subject to such adjustments to eliminate fractional Units as you may deem appropriate) that bears the same proportion to the number of Firm Units to be sold by such Seller as the number of Firm Units set forth on Schedule B hereto opposite the name of such Underwriter bears to the total number of Firm Units. The Purchase Price for the Firm Units to be sold by the Company shall be [$5.40] per Unit. The Purchase Price for the Firm Units to be sold by the Selling Security Holders shall be [$5.70] per Unit.
          (b) Payment of the purchase price for, and delivery of certificates representing, the Firm Units shall be made at the offices of the Representative, or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 A.M., Florida time, on the third (3rd) or, as permitted under Rule 15c6-1 under the Exchange Act, fourth (4th) business day (unless postponed in accordance with the provisions of Section 9 hereof) following the date of the effectiveness of the Registration Statement, or such other time not later than ten (10) business days after such date as shall be agreed upon by the Representative and the Company as permitted under Rule 15c6-1 under the Exchange Act (such time and date of payment and delivery being herein called the “Closing Date”). The closing of the payment of the purchase price for, and delivery of certificates representing, the Firm Units is referred to herein as the “Closing.” The Company shall be responsible for delivery at the Closing of Unit certificates evidencing the Units being sold by the Company and shall, sufficiently in advance of Closing, issue instructions to its transfer agent to deliver certificates evidencing the Units being sold by the Selling Security Holders, as contemplated by Sections 2(h) and ___of this Agreement, so as to permit certificates evidencing the Units being sold by the Selling Security Holders to be available at Closing, registered in the manner described paragraph (c) of this Section. The Selling Security Holders agree, in addition to the power of attorney granted in Section 8(e), to furnish all information and deliver all signed documents or instruments that may be reasonably requested by the Company in order to facilitate the issuance of the Units by the Company and the transfer agent as set forth in this paragraph and Section 8(e).
          (c) Payment of the purchase price for the Firm Units shall be made by wire transfer in immediately available funds to or as directed by the Company and the Selling Security Holders, as the case may be, upon delivery of certificates for the Firm Units to the Representative through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates for the Firm Units shall be registered in such name or names and shall be in such denominations as the Representative may request at least two (2) business days before the Closing Date. The Company will permit the Representative to examine and package such certificates for delivery at least one (1) full business day prior to the Closing Date.
          (d) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the

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Company, and not the Selling Security Holders, hereby grants to the Underwriters an option to purchase up to an aggregate of [625,000] Additional Units at the same purchase price per Unit to be paid by the Underwriters for the Firm Units as set forth in Section 2(a) above, for the sole purpose of covering over-allotments in the sale of Firm Units by the Underwriters. This Over-Allotment option may be exercised at any time and from time to time on or before the forty-fifth (45th) day following the final date of the Prospectus, by written notice from the Representative to the Company. Such notice shall set forth the aggregate number of Additional Units as to which the option is being exercised and the date and time, as reasonably determined by the Representative, when the Additional Units are to be delivered (any such date and time being herein sometimes referred to as the “Additional Closing Date”); provided, however, that no Additional Closing Date shall occur earlier than the Closing Date or earlier than the second (2nd) full business day after the date on which the option shall have been exercised nor later than the eighth (8th) full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Upon any exercise of the option as to all or any portion of the Additional Units, each Underwriter, acting severally and not jointly, agrees to purchase from the Company the number of Additional Units that bears the same proportion of the total number of Additional Units then being purchased as the number of Firm Units set forth opposite the name of such Underwriter on Schedule B hereto (or such number increased as set forth in Section 9 hereof) bears to the total number of Firm Units that the Underwriters have agreed to purchased hereunder, subject, however, to such adjustments to eliminate fractional Units as the Representative in its sole discretion shall make.
          (e) Payment of the purchase price for, and delivery of certificates representing, the Additional Units shall be made at the office of Underwriters’ Counsel, or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 A.M., Florida time, on the Additional Closing Date (unless postponed in accordance with the provisions of Section 9 hereof), or such other time as shall be agreed upon by the Representative and the Company.
          (f) Payment of the purchase price for the Additional Units shall be made by wire transfer in immediately available funds to or as directed by the Company upon delivery of certificates for the Additional Units to the Representative through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates for the Additional Units shall be registered in such name or names and shall be in such denominations as the Representative may request at least two (2) business days before the Additional Closing Date. The Company will permit the Representative to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.
          (g) On the Closing Date, the Company will further issue and sell to the Representative or, at the direction of the Representative, to other Underwriters or selling group members or bona fide officers of the Underwriters or selling group members, for an aggregate purchase price of [$416.00], options to purchase Units (the “Representative’s Unit Purchase Options”) pursuant to the Representative’s Option Agreement, entitling the holders thereof to

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purchase an aggregate of [416,667] Units for a period of four years, such period to commence on the first anniversary of the effective date of the Registration Statement. The Representative’s Unit Purchase Options shall be exercisable at a price equal to [120%] of the initial public offering price per Unit and shall contain terms and provisions more fully described herein below and as set forth more particularly in the Representative’s Option Agreement and the Representative’s Unit Purchase Options to be executed by the Company on the effective date of the Registration Statement, including, but not limited to, (i) cashless exercise; (ii) customary anti-dilution provisions in the event of stock dividends, split mergers, sales of all or substantially all of the Company’s assets and other events; and (iii) prohibitions of mergers, consolidations or other reorganizations of or by the Company or the taking by the Company of other action during the five-year period following the effective date of the Registration Statement unless adequate provision is made to preserve, in substance, the rights and powers incidental to the Representative’s Option Agreement and the Representative’s Unit Purchase Options. The Representative’s Unit Purchase Options shall not be redeemable, provided, however, the Warrants issuable upon exercise of the Representative’s Unit Purchase Option shall be redeemable upon the same terms as the Warrants sold to the public. The Securities to be received by the Underwriters upon exercise of the Representative’s Unit Purchase Options shall be the same as delivered to the public in the Offering. The Company has reserved and shall continue to reserve a sufficient number of Shares and Warrants for issuance upon exercise of the Representative’s Unit Purchase Options. As provided in the Representative’s Option Agreement, the Representative may designate that the Representative’s Unit Purchase Options be issued in varying amounts directly to other Underwriters and selling group members and to bona fide officers of the Underwriters and selling group members. Notwithstanding the foregoing, no common or preferred stock, options, warrants, and other equity securities of NGTV, including debt securities convertible to or exchangeable for equity securities of NGTV, that are unregistered and acquired by an underwriter or related person during 180 days prior to the initial filing of the Registration Statement, or thereafter, and deemed to be underwriting compensation by the National Association of Securities Dealers, Inc. (“NASD”), and securities excluded from underwriting compensation pursuant to NASD Conduct Rule 2710(d)(5), may be sold during the offering, or sold, transferred, assigned, pledged, or hypothecated, or be the subject of any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the securities by any person during the 180 days immediately following the effective date of the registration statement or the commencement of the offering, whichever is later, except transfers to any NASD member participating in the offering or its officers or partners, or except as otherwise specifically permitted by NASD Conduct Rule 2710(g)(2)
          (h) Each Selling Security Holder hereby waives its right to receive physical delivery of certificates evidencing the Firm Units corresponding to its name on Schedule A to this Agreement, and, as more fully described in Section 8(f), below, hereby authorizes the Company’s transfer agent to (i) register the Firm Units in the name of the Selling Security Holder and (ii) sell and transfer the Firm Units to the Underwriters at the initial closing of the Offering, against delivery to the Selling Security Holder of the net proceeds of sale.

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     3. Offering. Upon authorization of the release of the Firm Units by the Representative, the Underwriters propose to offer the Securities for sale to the public upon the terms and conditions set forth in the Prospectus.
     4. Covenants of the Company. The Company acknowledges, covenants and agrees with the Underwriters that:
          (a) The Registration Statement and any amendments thereto have been declared effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to the Representative of such timely filing.
          The Company will notify the Representative immediately (and, if requested by the Representative, will confirm such notice in writing): (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the Company’s intention to file or prepare any supplement or amendment to the Registration Statement or the Prospectus, (iv) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, including but not limited to Rule 462(b) under the Securities Act, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, it being understood that the Company shall make every effort to avoid the issuance of any such stop order, (vi) of the receipt of any comments from the Commission, and (vii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b)) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement or file any document under the Exchange Act if such document would be deemed to be incorporated by reference into the Prospectus to which the Representative shall object in writing after being timely furnished in advance a copy thereof. The Company will provide the Representative with copies of all such amendments, filings and other documents a sufficient time prior to any filing or other publication thereof to permit the Representative a reasonable opportunity to review and comment thereon.
          (b) The Company shall comply with the Securities Act, the Exchange Act and all applicable Rules and Regulations to permit completion of the distribution as contemplated in this Agreement, the Registration Statement and the Prospectus. If, at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act, the Exchange Act

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and all applicable Rules and Regulations in connection with the sales of Securities, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if, to comply with the Securities Act, the Exchange Act or the Rules and Regulations, it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement, or to file any document which is an exhibit to the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify the Representative promptly and prepare and file with the Commission, subject to Section 4(a) hereof, an appropriate amendment or supplement (in form and substance satisfactory to the Representative) which will correct such statement or omission or which will effect such compliance and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.
          (c) The Company will promptly deliver to the Underwriters and Underwriters’ Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company’s files manually signed copies of such documents for at least five (5) years after the date of filing thereof. The Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents which are exhibits to the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as the Underwriters may reasonably request. Prior to 10:00 A.M., Florida time, on the second business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in Florida in such quantities as the Underwriters may reasonably request.
          (d) The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 4(b) of the Securities Act.
          (e) If the Company elects to rely on Rule 462(b) under the Securities Act, the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the Act by the earlier of: (i) 10:00 p.m., Florida time, on the date of this Agreement, and (ii) the time that confirmations are given or sent, as specified by Rule 462(b)(2).
          (f) The Company will use its best efforts, in cooperation with the Representative, at or prior to the time of effectiveness of the Registration Statement, to qualify the Securities for offering and sale under the securities laws relating to the offering or sale of the Securities of such jurisdictions as the Representative may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event

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shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.
          (g) The Company will make generally available to its security holders and to the Underwriters as soon as practicable, but in any event not later than twelve (12) months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an audited earnings statement of the Company and the Subsidiaries complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).
          (h) The Company will, for so long as the Securities are registered under the Exchange Act or listed on AMEX, hold an annual meeting of shareholders for the election of directors in accordance with the applicable requirements of the Exchange Act and the rules and regulations of AMEX, and, in connection therewith, provide the Company’s shareholders with the audited financial statements of the Company to the extent required by Rule 14a-3 under the Exchange Act and the rules and regulations of AMEX.
          (i) The Company will reserve and keep available that maximum number of its authorized but unissued securities that are issuable upon exercise of the Warrants and the Representative’s Unit Purchase Option and warrants thereunder outstanding from time to time.
          (j) So long as any Warrants are outstanding, the Company shall use its best efforts to cause post-effective amendments, if required by the Securities Act, to the Registration Statement to become effective in compliance with the Securities Act and without any lapse of time between the effectiveness of any such post-effective amendments and cause a copy of each Prospectus, as then amended, to be delivered to each holder of record of a Warrant and to furnish to the Representative and each dealer as many copies of each such Prospectus as the Representative or any such dealer may reasonably request. The Company shall not call for redemption any of the Warrants unless a registration statement covering the securities underlying the Warrants has been declared effective by the Commission and remains current at least until the date fixed for redemption.
          (k) During the twelve (12) months following the Closing Date, without the consent of the Representative which shall not be unreasonably withheld, the Company will not file any registration statement relating to the offer or sale of any of the Company’s securities; provided; however, that the foregoing (a) shall not prohibit the Company from filing a Registration Statement on Form S-8 covering no more shares than are funded in the Company’s incentive compensation plans as they exist on the date hereof and (b) shall not apply to the Company’s compliance with registration obligations in effect on the date hereof that do not require registration prior to the expiration of six months from the date hereof.
          (l) Each of the Company’s officers and directors (“Lock-Up Parties”) have entered into a written agreement with the Representative that, except as otherwise disclosed in the Prospectus, for a period of 12 months after the Effective Date (for the respective parties the

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“Lock-Up Period”), without the Representative’s prior written consent, he, she or it will not publicly sell any shares of the Company’s Common Stock, including shares of Common Stock underlying options, warrants or any other convertible security, owned directly, indirectly or beneficially by him, her or it (as defined by the 1934 Act and rules promulgated thereunder). In the event of a private transfer by a “Lock-Up Party,” such transferee will become a “Lock-Up party” with respect to the transferred shares for the balance of the Lock-Up Period. The Company will cause each of the Lock-Up Parties to deliver to the Representative the agreements of each of the Lock-Up Parties to the foregoing effect prior to the Closing Date, which agreements shall be in the form attached hereto as Annex II.
          (m) During the six (6) month period following the Closing Date, the Company will not offer, sell or distribute any of its securities, other than pursuant to the Company’s incentive equity plans, covering no more shares than are funded on the date hereof, or in connection with an acquisition transaction approved by a majority of the Company’s independent directors, without the prior written consent of the Representative.
          (n) During the twelve (12) months following the Closing, the Company will not offer, sell or distribute any equity securities or convertible securities convertible at a price that may, at the time of conversion, be less than the Fair Market Value of the Common Stock on the date of the original sale, without the consent of the Representative. For purposes of this Section 4, the term “Fair Market Value” shall mean the greater of: (i) the average of the volume weighted average price of the Company’s common stock for each of the 30 trading days prior to the date of the original sale; and (ii) the last sale price of the Common Stock, during normal operating hours, as reported on AMEX, or any other exchange or electronic quotation system on which the Common Stock is then listed. During the twenty-four months following the Closing, the Company will not offer, sell or distribute any equity securities or convertible securities convertible at a price that may, at the time of conversion, be less than the then prevailing Warrant exercise price, without the consent of the Representative
          (o) For a period of two (2) years from the effective date of the Registration Statement, the Company, at its expense, shall provide the Representative on a weekly basis with a copy of the Company’s weekly transfer sheets from the previous week and securities positions listings.
          (p) During the period of two (2) years from the effective date of the Registration Statement, the Company will furnish to the Underwriters copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver to the Underwriters as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed. Reports required to be delivered pursuant to this Section 4(p) shall be deemed to have been delivered on the date on which such reports are posted on the SEC’s website at www.sec.gov, and such postings shall be deemed to

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satisfy the delivery requirements of this Section 4(p); provided, that the Company shall deliver paper copies of such reports upon request of the Representative.
          (q) The Company will use its good faith best commercially reasonable efforts to maintain its key person life insurance with a insurer rated at least AA or better in the most recent addition of “Best’s Life Reports” in the amount of $2,000,000 on the lives of each of Jay Vir and Kourosh Taj in full force and effect for a period of three (3) years from the Closing Date. The Company shall be the sole beneficiary of such policy.
          (r) Upon conclusion of the Offering, the Company will engage (for no less than two (2) years from the date of the Closing Date) a financial public relations firm mutually acceptable to the Company and the Representative. The Company further agrees for a period of one (1) year from the date of this Agreement, to provide the Underwriters, simultaneously with the distribution to the public of any financial information, news releases, and/or other publicity regarding the Company, its business, or any terms of the proposed Offering.
          (s) For as long as the Company is required to file reports with the Commission under Section 12 of the Exchange Act, the Company will maintain U. S Stock Transfer Corporation as its Transfer Agent and Warrant Agent, or other entity reasonably acceptable to the Representative, which may be the same entity, and, if necessary under the same jurisdiction of incorporation as the Company, as well as a Registrar (which may be the same entity as the Transfer and Warrant Agent) for its Common Stock and Warrants.
          (t) The Company agrees that it will, upon completion of the proposed public offering contemplated herein, for a period of no less than five (5) years commencing on the date hereof, engage a designee of Representative as an advisor (“Advisor”) to its Board of Directors where such Advisor shall attend meetings of the Board, receive all notices and other correspondence and communications sent by the Company to members of its Board of Directors and receive compensation commensurate with the compensation of other non-officer Directors, excluding the Chairperson of the Company’s audit committee. In addition, such Advisor shall be entitled to receive reimbursement for all costs incurred in attending such meetings including, food, lodging, and transportation. The Company further agrees that, during said five (5) year period, it shall schedule no less than four (4) formal and “in person” meetings of its Board of Directors in each such year at which meetings such Advisor shall be permitted to attend as set forth herein; said meetings shall be held quarterly each year and at least ten (10) days advance notice of such meetings shall be given to the Advisor. Advisor shall execute and deliver to the Company, a confidentiality agreement in form and substance reasonably satisfactory to the Company and the Representative. Further, during such five (5) year period, the Company shall give notice to the Representative with respect to any proposed acquisitions, mergers, reorganizations or other similar transactions. In lieu of the Representative’s right to designate an Advisor, the Representative shall have the right during such five-year period, in its sole discretion, to designate one person for election as a director (“Director”) of the Company and the Company will utilize its best efforts to obtain the election of such person who shall be entitled to receive compensation, expense reimbursements and other benefits commensurate with

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those provided to other non-employee directors, excluding the Chairperson of the Company’s audit committee.
     The Company shall, during such five-year period, give the Representative timely prior written notice of any proposed acquisitions, mergers, reorganizations or other similar transactions. The Company shall indemnify and hold such Advisor or Director harmless against any and all claims, actions, damages, costs and expenses, and judgments arising solely out of the attendance and participation of such Advisor or Director at any such meeting described herein, and, if the Company maintains a liability insurance policy affording coverage for the acts of its officers and directors, it shall, if possible, include such Advisor or Director as an insured under such policy.
          (u) The Company shall retain the Representative as a financial advisor at a monthly fee of $5,000 per month for a twenty-four (24) month period commencing on the Closing Date, pursuant to a financial advisory agreement (“Financial Advisory Agreement”) to be executed by the Company and the Representative. The entire fee of $120,000 shall be payable on the Closing Date.
          (v) The Company will apply the net proceeds from the sale of the Securities as set forth under the caption “Use of Proceeds” in the Prospectus; provided that management of the Company reserves the right to allocate proceeds differently if the board of directors determines, in good faith, that such other allocation is permitted by applicable laws, rules and regulations and is in the best interests of the Company and its shareholders. Except as set forth in the Prospectus, without the written consent of the Representative, no proceeds of the Offering will be used to pay outstanding loans from officers, directors or shareholders or to pay any accrued salaries or bonuses to any employees or former employees.
          (w) The Company will use its best efforts to effect and maintain the listing of the Securities on AMEX.
          (x) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will timely file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the Rules and Regulations. For so long as any of the Securities are registered under the Exchange Act, the Company shall file all reports required to be filed thereunder and under the Rules and Regulations, and shall use its best efforts to do so on a timely basis. The Company shall not, prior to the expiration of five (5) years from the effective date of the Registration Statement, without the prior written consent of the Representative, seek to deregister any its Securities under the Exchange Act or delist any of its Securities from AMEX; provided that nothing in this Section shall require the Company to maintain registration or listing of the Units following the Separation Date.
          (y) The Company will use its best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date or the

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Additional Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Firm Units and the Additional Units.
          (z) The Company will not take, and will cause its officers and/or directors not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, a violation of the Exchange Act and the Rules and Regulations, or in the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities.
          (aa) The Company shall cause to be prepared and delivered to the Representative, at its expense, within one (1) business day from the effective date of this Agreement, an Electronic Prospectus to be used by the Underwriters in connection with the Offering. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representative, that may be transmitted electronically by the other Underwriters to offerees and purchasers of the Securities for at least the period during which a Prospectus relating to the Securities is required to be delivered under the Securities Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative within the period when a prospectus relating to the Securities is required to be delivered under the Securities Act, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Prospectus.
     5. Consideration; Payment of Expenses; Warrant Solicitation; Financial Advisory Services.
          (a) In consideration of the services to be provided for hereunder, the Sellers shall pay to the Underwriters or their respective designees the following compensation:
               (i) an underwriting discount equal to (A) ten percent (10%) of the gross proceeds from the sale of the Firm Units and Additional Units to be sold by the Company, payable by the Company, and (B) five percent (5%) of the gross proceeds from the sale of the Firm Units to be sold by the Selling Security Holders, payable by the Selling Security Holders; and

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               (ii) a non-accountable expense allowance equal to [one and thirty-four hundredths percent (1.38%)] of the gross proceeds from the sale of the Firm Units to be sold by the Sellers (exclusive of any proceeds from the sale of Additional Units), all of which shall be paid by the Company, of which $25,000 has been paid.
          (b) The Representative reserves the right to reduce any item of its compensation or adjust the terms thereof as specified herein in the event that a determination shall be made by the NASD to the effect that the Underwriters’ aggregate compensation is in excess of NASD rules or that the terms thereof require adjustment.
          (c) Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay or reimburse all costs and expenses incident to the performance of its obligations hereunder, including the following:
               (i) all expenses in connection with the preparation, printing, “edgarization” and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers;
               (ii) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities and the Representative’s Option Securities under the Securities Act and the Offering;
               (iii) the cost of producing this Agreement and any agreement among Underwriters, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering and the cost of eight (8) bound volumes of such documents for the Representative;
               (iv) all expenses in connection with the qualification of the Securities and the Representative Option Securities for offering and sale under state or foreign securities or blue sky laws, including the fees and disbursements of counsel for the Company in connection with such qualification and in connection with any blue sky survey undertaken by such counsel;
               (v) the filing fees incident to securing any required review by the NASD of the terms of the Offering;
               (vi) all fees and expenses in connection with listing the Securities on the AMEX;
               (vii) all expenses incurred in connection with attending or hosting meetings with prospective purchasers of the Securities (“Road Show Expenses”);

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               (viii) any stock transfer taxes incurred in connection with this Agreement or the Offering
               (ix) the cost of preparing certificates representing the Securities;
               (x) the cost and charges of any transfer agent or registrar for the Securities; and
               (xi) all other costs and expenses incident to the performance of the Company obligations hereunder which are not otherwise specifically provided for in this Section 5.
               (xii) the cost of two (2) “tombstone” advertisements to be placed in appropriate daily or weekly periodicals of the Representative’s choice (i.e., The Wall Street Journal and The New York Times) up to $20,000.
          (d) The Company shall also reimburse the Underwriter for the payment of background investigations of each of the Company’s officers and directors in an amount not to exceed $3,500 per individual.
          (e) It is understood, however, that except as provided in this Section, and Sections 6, 7 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel. Notwithstanding anything to the contrary in this Section 5, in the event that this Agreement is terminated pursuant to Section 5 or 10(b) hereof, or subsequent to a Material Adverse Change, the Company will pay all accountable expenses of the Underwriters (including but not limited to fees and disbursements of counsel to the Underwriters) incurred in connection herewith.
          (f) Upon any exercise of the Warrants after twelve months from the Effective Date, the Company agrees to pay any Underwriter a fee of 5% of the aggregate Warrant exercise price, if: (i) the market price of the Common Stock on the date the Warrants are exercised is greater than the then exercise price of the Warrants, (ii) the exercise of the Warrants is solicited by a member of the NASD and such solicitation has been designated in writing by the holder of the Warrants, (iii) the Warrants are not held in a discretionary account, (iv) disclosure of compensation arrangements was made both at the time of the Offering and at the time of exercise of the Warrants; and (v) the solicitation of exercise of the Warrant was not in violation of Regulation M promulgated under the Securities Exchange Act of 1934, as amended. No Warrant solicitation by the Underwriters will occur for a period of twelve months after the Effective Date.
          (g) The Company shall retain the Representative as a financial advisor at a monthly fee of $5,000 for a twenty-four (24) month period commencing on the Closing Date, pursuant to the Financial Advisory Agreement to be executed by the Company and the Representative. The entire fee of $120,000 shall be payable on the Closing Date.

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     6. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Firm Units and the Additional Units as provided herein shall be subject to: (i) the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date and as of any Additional Closing Date, (ii) the absence from any certificates, opinions, written statements or letters furnished to the Representative or to Underwriters’ Counsel pursuant to this Section 6 of any material misstatement or omission (iii) the performance by the Company of its obligations hereunder, and (iv) each of the following additional conditions. For purposes of this Section 6, the terms “Closing Date” and “Closing” shall refer to the Closing Date for the Firm Units and any Additional Closing Date, if different, for the Additional Units, and each of the foregoing and following conditions must be satisfied as of each Closing.
          (a) The Registration Statement shall have become effective and all necessary regulatory or listing approvals shall have been received not later than 5:30 P.M., Florida time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Representative. If the Company shall have elected to rely upon Rule 430A under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with the terms hereof and a form of the Prospectus containing information relating to the description of the Shares and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date or the actual time of the Closing, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.
          (b) The Company shall have requested counsel to render, and the Representative shall have received the favorable written opinion of Richardson and Patel LLP, legal counsel for the Company, dated as of the Closing Date, addressed to the Underwriters and in form attached hereto as Annex I.
          (c) All proceedings taken in connection with the sale of the Firm Units and the Additional Units as herein contemplated shall be satisfactory in form and substance to the Representative and to Underwriters’ Counsel.
          (d) The Representative shall have received a certificate of each of the Chairman, Chief Executive Officer and Chief Financial Officer of the Company, dated as of the Closing Date to the effect that: (i) the condition set forth in subsection (a) of this Section 6 has been satisfied, (ii) as of the date hereof and as of the applicable Closing Date, the representations and warranties of the Company set forth in Section 1 hereof are accurate, (iii) as of the applicable Closing Date, all agreements, conditions and obligations of the Company to be performed or complied with in all material respects hereunder on or prior thereto have been duly performed or complied with, (iv) the Company has not sustained any material loss or interference with their respective businesses, whether or not covered by insurance, or from any labor dispute or any

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legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission, (vi) there are no pro forma or as adjusted financial statements that are required to be included or incorporated by reference in the Registration Statement and the Prospectus pursuant to the Rules and Regulations which are not so included or incorporated by reference and (vii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any Material Adverse Change or any development involving a prospective Material Adverse Change, whether or not arising from transactions in the ordinary course of business, in or affecting (x) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company and the Subsidiaries, taken as a whole; (y) the long-term debt or capital stock of the Company; or (z) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement and the Prospectus.
          (e) On the Closing Date and, as the case may be, on each Additional Closing Date, the Representative shall have received a “cold comfort” letter from Squar Milner Reehl & Williamson, LLP, independent registered public accountants for the Company, dated, respectively, as of the date of the date of delivery and addressed to the Underwriters and in form and substance satisfactory to the Representative and Underwriters’ Counsel, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations, and stating, as of the date of delivery (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five (5) days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters relating to the Registration Statement covered by such letter and, with respect to letters issued as of Additional Closing Dates, confirming the conclusions and findings set forth in such prior letter.
          (f) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any material change in the capital stock or long-term debt of the Company or any Subsidiary or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company, including but not limited to the occurrence of any fire, flood, storm, explosion, accident, act of war or terrorism or other calamity, the effect of which, in any such case described above, is, in the sole judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

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          (g) The Representative shall have received a lock-up agreement from each Lock-Up Party, duly executed by the applicable Lock-Up Party, in each case in the form attached hereto as Annex II.
          (h) The Representative shall have received a duly executed management confirmation letter from the Company’s directors and officers relating to certain information appearing in the Registration Statement, which letter shall certify as to the accuracy of the information contained in the Registration Statement and Prospectus.
          (i) The Securities shall have been approved for quotation on AMEX.
          (j) The NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.
          (k) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities.
          (l) The Company shall have furnished the Underwriters and Underwriters’ Counsel with such other certificates, opinions or other documents as they may have reasonably requested.
          If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Representative or to Underwriters’ Counsel pursuant to this Section 6 shall not be reasonably satisfactory in form and substance to the Representative and to Underwriters’ Counsel, all obligations of the Underwriters hereunder may be cancelled by the Representative at, or at any time prior to, the consummation of the Closing, and the obligations of the Underwriters to purchase the Additional Units may be cancelled by the Representative at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.
     7. Indemnification and Contribution.
          (a) The Company agrees to indemnify and hold harmless each Selling Security Holder and each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged

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untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to (i) any Underwriter furnished to the Company in writing by or on behalf of such Underwriter expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; or (ii) any Selling Security Holder furnished to the Company in writing by such Selling Security Holder expressly for use therein. The foregoing indemnity agreement shall not inure to the benefit of any Underwriter or Selling Security Holder who failed to deliver a Prospectus (as then amended or supplemented, provided by the Company to the several Underwriters in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any preliminary or superseded prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured, as determined by a court of competent jurisdiction in a decision not subject to further appeal, in such Prospectus and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person.
          (b) Each Selling Security Holder agrees to indemnify and hold harmless the Company and each Underwriter, and their respective affiliates, directors and officers and each person, if any, who controls each such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to the Selling Security Holder furnished to the Company or the Representative, in writing, by the Selling Security Holder, it being understood and agreed that the only such information furnished by the Selling Security Holder consists of the information relating to the Selling Security Holder contained or referenced under columns “(1), “(3)” and “(4)” of the table under the heading “Selling Security Holders” in the Prospectus, and the footnotes corresponding thereto.

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          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless each Selling Security Holder and the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the Selling Security Holders to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by or on behalf such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the under the caption “Underwriting” and the information in notes ___, ___, ___and ___to the table under the caption “Selling Security Holders.”
          (d) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to the preceding paragraphs of this Section 7, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 7 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 7. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or

Capital Growth Financial, LLC
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reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representative, any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company and any such separate firm for the Selling Security Holders shall be designated in writing by the Attorney-in-Fact. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.
          (e) If the indemnification provided for in paragraphs (a), (b) and (c) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Security Holders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Selling Security Holders on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Security Holders on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company and the Selling Security Holders from the sale of the Securities and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Shares. The relative fault of the Company and the Selling Security Holders on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Security Holders or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

Capital Growth Financial, LLC
_____, 2006

          (f) The Company, the Selling Security Holders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint. Notwithstanding the provisions of this Section 7, in no event shall the liability of a Selling Security Holder under this Section 7 exceed the amount by which the proceeds to such Selling Security Holder, after underwriting discounts and commissions, exceeds the amount of any damages that the Selling Security Holder has otherwise been required to pay pursuant to this Section 7. A Selling Security Holder shall be obligated under this section only with respect to untrue statements or omissions made in reliance upon and in conformity with written information furnished to the Company by such Selling Security Holder expressly for use in the Registration Statement. The provisions of this Section shall not affect any agreement among the Company and the Selling Security Holder with respect to indemnity or contribution.
          (g) The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.
     8. Representations and Warranties and Agreements of the Selling Security Holders. Each of the Selling Security Holders represents and warrants to and agrees with the Company and each of the Underwriters that:
          (a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Security Holder and contains the valid and binding agreements of such Selling Security Holder, enforceable against such Selling Security Holder in accordance with the terms hereof, except as enforceability may be limited by the laws of equity or applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Capital Growth Financial, LLC
_____, 2006

          (b) The execution and delivery by such Selling Security Holder of, and the performance by such Selling Security Holder of its obligations under this Agreement, does not and will not contravene any provision of applicable law, or the certificate of incorporation or bylaws of such Selling Security Holder (if such Selling Security Holder is a corporation), or any agreement or other instrument binding upon such Selling Security Holder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Security Holder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Security Holder of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the Offering.
          (c) Such Selling Security Holder has, and on the Closing Date will have, valid title to the Firm Units to be sold by such Selling Security Holder under this Agreement (the “Seller Firm Units”), free and clear of all Liens, and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Seller Firm Units to the Underwriters.
          (d) Such Selling Security Holder (i) has not heretofore received delivery of certificates evidencing the Seller Firm Units (or its component Unit Shares and Unit Warrants) and (ii) confirms that the Seller Firm Units are issuable to such Selling Security Holder at the time of automatic conversion into Firm Units of a certain convertible promissory note previously issued by the Company to the Selling Security Holder (the “Seller Note”).
          (e) Subject to the provisions of this Agreement and upon delivery to the Selling Security Holder of the Purchase Price for the Seller Firm Units in accordance with Section 2(a) of this Agreement, in order to facilitate timely delivery of certificates evidencing the Seller Firm Units to the Underwriters at the Closing, upon conversion of its Note into Firm Units, the Selling Security Holder hereby waives receipt of certificates evidencing the Seller Firm Units (or its component Unit Shares and Unit Warrants).
          (f) For purposes of effectuating the provisions of subparagraph (e) of this Section 8, upon conversion of the Seller Note into Firm Units, the Selling Security Holder hereby appoints the President of the Company, with full power of substitution, as its duly constituted attorney-in-fact to (i) instruct the Company’s transfer agent to (A) register the Seller Firm Units on its books and records in the name of the Selling Security Holder and (B) transfer the Seller Firm Units to the Underwriter at the Closing of the Offering, against payment therefore, and register such Firm Units in such name(s) as may be designated by the Representative and (ii) do all things that are reasonably necessary in order to effectuate the provisions of subparagraph (i) of this Section 8(f). The Selling Security Holder hereby indemnifies and holds the Company harmless from and against any and all claims, liabilities, damages, costs and expenses that arise as a result of the Company performing the actions described in this Section 8(f).

Capital Growth Financial, LLC
_____, 2006

          (g) Delivery of the Seller Firm Units and payment therefore pursuant to this Agreement will pass valid title to such Firm Units, free and clear of Liens or other adverse claim, to each Underwriter who purchased such Firm Units without notice of an adverse claim.
          (h) Such Selling Security Holder is not prompted by any information concerning the Company which is not set forth in the Prospectus to sell its Seller Firm Units pursuant to this Agreement.
          (i) Such Selling Security Holder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the Offering, other than as described in the Registration Statement and as have been waived in writing in connection with the Offering.
          (j) In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982, and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions contemplated by this Agreement, such Selling Security Holder agrees to deliver to you prior to or at the Closing Date, to the extent determined to be necessary by the Representative, a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).
          (k) Such Selling Security Holder (i) confirms that the information regarding the number of shares of Common Stock beneficially owned by such Selling Security Holder, as set forth in the Registration Statement and Prospectus under the section captioned “Selling Security Holders,” is correct and (ii) acknowledges that such information is deemed furnished to the Company in writing for inclusion in the Registration Statement, the Prospectus, and any amendments or supplements thereto.
          (l) Such Selling Security Holder has not offered, or caused the Underwriters to offer, the Seller Firm Units to any Person or entity with the intention of unlawfully influencing: (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company or (ii) a journalist or publication to write or publish favorable information about the Company, or its products or services.
     9. Underwriter and Selling Security Holder Defaults.
          (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Units or Additional Units hereunder, and if the Firm Units or Additional Units with respect to which such default relates (the “Default Securities”) do not (after giving effect to arrangements, if any, made by the Representative pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Units or Additional Units, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Securities that bears the same proportion of the total number of Default Securities then being purchased as the number of Firm Units set forth opposite the name of such

Capital Growth Financial, LLC
_____, 2006

Underwriter on Schedule B hereto bears to the aggregate number of Firm Units set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional Units as the Representative in its sole discretion shall make.
          (b) In the event that the aggregate number of Default Securities exceeds 10% of the number of Firm Units or Additional Units, as the case may be, the Representative may in its discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Securities on the terms contained herein. In the event that within five calendar days after such a default the Representative does not arrange for the purchase of the Default Securities as provided in this Section 9, this Agreement or, in the case of a default with respect to the Additional Units, the obligations of the Underwriters to purchase and of the Company to sell the Additional Units shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 4, 6, 7, 9 and 11(d)) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.
          (c) In the event that any Default Securities are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five (5) business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the reasonable opinion of Underwriters’ Counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Units and Additional Units.
          (d) If Selling Security Holders owning more than 50% of the Seller Firm Units shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by the Selling Security Holders at the Closing Date pursuant to this Agreement, then the Underwriters may at their option, by written notice from the Representatives to the Company and the Selling Security Holders, either (i) terminate this Agreement without any liability on the part of any Underwriter or, except as provided in Sections 7 and 8 hereof, the Company or the Selling Security Holders, (ii) purchase the shares which the Selling Security Holders have agreed to sell and deliver in accordance with the terms hereof or (iii) require the Company to deliver for sale any Shares which the Selling Security Holders fail to sell or deliver.
     10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Company and the Underwriters contained in this Agreement or in certificates of officers of the Company or any Subsidiary submitted pursuant hereto, including the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the

Capital Growth Financial, LLC
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contribution agreements contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling Person thereof or by or on behalf of the Company, any of its officers and directors or any controlling Person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Section 1 hereof and the covenants and agreements contained in Sections 4, 5, 7, this Section 10 and Sections 14 and 15 hereof shall survive any termination of this Agreement, including termination pursuant to Section 9 or 11 hereof.
     11. Effective Date of Agreement; Termination.
          (a) This Agreement shall become effective upon the later of: (i) receipt by the Representative and the Company of notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. Notwithstanding any termination of this Agreement, the provisions of this Section 11 and of Sections 1, 4, 6, 7 and 12 through 16, inclusive, shall remain in full force and effect at all times after the execution hereof.
          (b) The Representative shall have the right to terminate this Agreement at any time prior to the consummation of the Closing or to terminate the obligations of the Underwriters to purchase the Additional Units at any time prior to the consummation of any closing to occur on an Additional Closing Date, as the case may be, if: (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representative will in the immediate future materially disrupt, the market for the Company’s securities or securities in general; or (ii) trading on the New York Stock Exchange, The NASDAQ National Market or the American Stock Exchange (“AMEX”) shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange, The NASDAQ National Market or the AMEX or by order of the Commission or any other governmental authority having jurisdiction; or (iii) a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (iv) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the judgment of the Representative, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Units or the Additional Units, as the case may be, on the terms and in the manner contemplated by the Prospectus.
          (c) Any notice of termination pursuant to this Section 11 shall be in writing.
          (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Section 9(b) hereof), or if the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth

Capital Growth Financial, LLC
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herein is not satisfied or because of any refusal, inability or failure on the part of the Company or the Selling Security Holders to perform any agreement herein or comply with any provision hereof, provided such refusal, inability or failure is not caused by the unexcused non-performance or unexcused breach by the Underwriters of their obligations hereunder, the Company and/or the Selling Security Holders, as the case may be, will, subject to demand by the Representative, reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Underwriters in connection herewith.
     12. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:
          (a) if sent to the Representative or any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to Capital Growth Financial, LLC, 225 NE Mizner Blvd., Suite 750, Boca Raton, Florida 33432, Attention: Michael S. Jacobs, President, in each case, with a copy to Underwriters’ Counsel at Schneider Weinberger & Beilly LLP, 2200 Corporate Blvd. NW, Suite 210, Boca Raton, Florida 33431, Attention: Steven I. Weinberger, Esq.;
          (b) if sent to the Company shall be mailed, delivered, or faxed and confirmed in writing to the Company and its counsel at the addresses set forth in the Registration Statement; and
          (c) if sent to the Selling Security Holders, shall be mailed, delivered, or faxed and confirmed in writing to the Selling Security Holders at their respective addresses and facsimile numbers designated on the applicable Selling Security Holder signature page to this Agreement.
provided, however, that any notice to an Underwriter pursuant to Section 7 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to the Representative, which address will be supplied to any other party hereto by the Representative upon request. Any such notices and other communications shall take effect at the time of receipt thereof.
     13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the controlling Persons, directors, officers, employees and agents referred to in Sections 6 and 7 hereof, and the Selling Security Holders, and their respective successors and assigns, and no other Person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling Persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other Person. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Units from any of the Underwriters.

Capital Growth Financial, LLC
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     14. Governing Law. This Agreement shall be deemed to have been executed and delivered in Florida and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of Florida, without regard to the conflicts of laws principals. Each of the Underwriters and the Company: (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in a State or Federal Court located in Palm Beach County, Florida, (b) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of State and Federal Courts located in Palm Beach County, Florida in any such suit, action or proceeding. Each of the Underwriters and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the a State or Federal Court located in Palm Beach County, Florida and agrees that service of process upon the Company mailed by certified mail to the Company’s address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Underwriters mailed by certified mail to the Underwriters’ address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service process upon the Underwriter, in any such suit, action or proceeding. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS. No Seller not affected by any suit, action or proceeding arising out of or relating to this Agreement need be made a party to any such suit, action or proceeding.
     15. Entire Agreement. This Agreement, together with the schedule and exhibits attached hereto and as the same may be amended from time to time in accordance with the terms hereof, contains the entire agreement among the parties hereto relating to the subject matter hereof and there are no other or further agreements outstanding not specifically mentioned herein.
     16. Severability. If any term or provision of this Agreement or the performance thereof shall be invalid or unenforceable to any extent, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Agreement and this Agreement shall be valid and enforced to the fullest extent permitted by law.
     17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Each Selling Security Holder shall execute a separate counterpart Selling Security Holder signature page to this Agreement, each of which shall become a part of this Agreement. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

Capital Growth Financial, LLC
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     18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
     19. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.
[Signature Pages Follow]

Capital Growth Financial, LLC
_____, 2006

     If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours, NGTV, a California corporation
By:
Name:
Title:

Accepted by the Representative, acting for itself and as Representative of the Underwriters named on Schedule A attached hereto, as of the date first written above:

CAPITAL GROWTH FINANCIAL, LLC

By:

Name:
Title:
[Selling Security Holder Signature Pages to Follow]

Capital Growth Financial, LLC
_____, 2006

     If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Signature of Selling Security Holder:

Print Name of Selling Security Holder:

Address of Selling Security Holder:

Fax Number for Selling Security Holder:

Number of Seller Firm Units:

Directions for Payment of Proceeds (initial one):

[ ]	Deposit to my account at Capital Growth Financial LLC Account No.

[ ]	Check sent by U.S. Mail to the Address Listed Above.

[ ]	Wire transfer to the Following Coordinates (Selling Security Holder to pay any wire transfer fees imposed by Receiving Bank):

ABA Code:

SWIFT Code:

Bank Name:

Bank Address:

Amount:

F/B/O:

Account No.:

Other:

[End of Signature Pages to Underwriting Agreement]

SCHEDULE A
Selling Security Holders

Name and Address of Selling Security Holder	Number of Firm Units to be Sold

SCHEDULE B
Underwriters

Number of
Additional Units to
	Total Number of	be Purchased if
	Firm Units to be	Option is Fully
Underwriter	Purchased	Exercised
Capital Growth Financial LLC

TOTAL

ANNEX I
Form of Opinion of Company Counsel
_______, 2006
Capital Growth Financial, LLC
[Address]
Re:      NGTV, a California Corporation
Ladies and Gentlemen:
     We have acted as counsel to NGTV, a California corporation, (the “Company”) in connection with the filing of a Registration Statement on Form S-1 (the “Registration Statement”). This opinion has been requested by Capital Growth Financial, LLC as the representative[s] of the several underwriters named in the Underwriting Agreement dated as of [[                    ]], 2006 (the “Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
     In rendering this opinion, we have examined such documents, records and matters of law as we have deemed necessary for purposes of this opinion.
     We have assumed the genuineness of all signatures (except those of authorized officers of the Company), the authenticity of all documents submitted to us as originals and the conformity to original documents of documents submitted to us as certified, conformed or photostatic copies. We have also assumed, without verification, the legal capacity of each individual who has executed the Agreement. With respect to certain factual matters, we have relied, without independent investigation, on the facts stated in the representations and warranties contained in the Agreement.
     We have also assumed, without verification (i) that the parties to the Agreement and the other agreements, instruments and documents executed in connection therewith, other than the Company, have the power (including, without limitation, corporate power where applicable) and authority to enter into and perform the Agreement and such other agreements, instruments and documents, (ii) the due authorization, execution and delivery by such other parties of the Agreement and such other agreements, instruments and documents, and (iii) that the Agreement and such other agreements, instruments and documents constitute legal, valid and binding obligations of each such other party, enforceable against each such other party in accordance with their respective terms.
     Whenever our opinion is stated to be “to our knowledge”, “to the best of our knowledge”, or “known to us,” that phrase shall mean that, in the course of our representation of the Company, no facts have come to the attention of the attorneys in our firm performing such services which should give us actual knowledge of the existence or absence of such facts. No inferences of knowledge may be drawn from the fact of our representation of the Company. Our opinions are limited to those expressly stated herein and no other or additional opinions shall be inferred.
     We do not undertake to advise you or anyone else of any changes in the opinions expressed herein resulting from changes in law, changes in facts or any other matters that hereafter might occur or be brought to our attention that did not exist on the date hereof and of which we had no knowledge.
     We express no opinion as to the law of any jurisdiction other than the federal law of the United States and the laws of the State of California. To the extent the laws of any state other than the State of California govern any of the opinions expressed herein, we have assumed that the laws of such state are the same as the laws of the State of California.
     Based upon our consideration of such questions of law as we have deemed relevant under the circumstances, and subject to the limitations and qualifications herein set forth, it is our opinion that:
     1. The Company has been duly incorporated, is validly existing and in good standing under the laws of the State of California and has full corporate power and authority to own or lease all the assets owned or leased by it as described in the Registration Statement and Prospectus and to conduct its business as described in the Registration Statement and Prospectus.
     2. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company.
     3. The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement and the Prospectus. Since our representation of the Company began on [___date], all of such outstanding capital stock of the Company issued thereafter has been duly authorized, validly issued and is fully paid and nonassessable, and, to our knowledge, was not issued in violation of applicable state and federal securities laws or subject to any preemptive or, to our knowledge, similar rights that have not been waived or satisfied.
     4. To our knowledge, the Company does not own or control, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any corporation, firm, partnership, joint venture, association or other entity.
     5. The description of the capital stock of the Company included in the Registration Statement and the Prospectus conforms in all material respects to the terms thereof.
     6. To our knowledge, there are no judicial, regulatory or other legal or governmental proceedings pending or threatened to which the Company is a party or to which any of its properties is subject that are required to be described in the Registration Statement or the Prospectus but are not so described.
     7. No consent, approval, authorization, order, regulation, filing, qualification, license, permit or declaration with, any court or any judicial, regulatory or other legal or governmental agency or body is required for the execution, delivery and performance by the Company of the transactions on its part contemplated under each of the Underwriting Agreement, Representative’s Option Agreement, Warrant Agreement and Financial Advisory Agreement except such as have been obtained or made under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the NASD or the American Stock Exchange in connection with the purchase and distribution by the Underwriters of the Shares.
     8. The Company has full corporate power and authority to execute and deliver each of the Underwriting Agreement, the Securities, Representative’s Option Agreement, Warrant Agreement and Financial Advisory Agreement and to perform its obligations thereunder. Each of the Underwriting Agreement, Representative’s Option Agreement, Warrant Agreement and Financial Advisory Agreement have been duly authorized, executed and delivered by the Company. Each of the Underwriting Agreement, Representative’s Option Agreement, Warrant Agreement and Financial Advisory Agreement constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     9. The Securities have been duly authorized for issuance and sale by the Company to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth in the Underwriting Agreement, will be validly issued and fully paid and non-assessable and no holder of the Securities issued and sold by the Company is or will be subject to personal liability solely by reason of being such a holder and will not have been issued in violation of or subject to preemptive or, to such counsel’s knowledge, similar rights that entitle or will entitle any Person to acquire any Securities from the Company upon issuance or sale thereof. The Securities, the Representative’s Option Agreement, and the Warrant Agreement conform in all material respects to the respective descriptions thereof contained in the Prospectus; the Warrant Shares, the Representative’s Unit Purchase Options and the securities issuable upon exercise of the Representative’s Unit Purchase Option, upon issuance in accordance with the terms of such Warrants, the Warrant Agreement, and the Representative’s Option Agreement have been duly authorized and, when issued and delivered in accordance with their respective terms and applicable California law, will be duly and validly issued, fully paid, non-assessable, free of preemptive rights and no personal liability will attach to the ownership thereof; a sufficient number of shares of Common Stock has been reserved for issuance upon exercise of the Warrants, Representative’s Option Agreement and upon the exercise of the Warrants underlying the Representative’s Option Agreement and to the best of such counsel’s knowledge, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by the Agreement gives rise to any registration rights other than (i) those which have been waived or satisfied for or relating to the registration of any shares of Common Stock in the Registration Statement, (ii) those that have been described in the Registration Statement, or (iii) those contained in the Representative’s Option Agreement.
     10. The Representative’s Option Agreement is duly authorized and upon payment of the purchase price specified in Section 2(g) of the Underwriting Agreement will be validly issued and constitute valid and binding obligations of the Company; and the certificates representing the Representative’s Option Agreement are in due and proper form under law.
     11. The Securities have been authorized for listing on the American Stock Exchange subject to official notice of issuance.
     12. The execution and delivery of each of the Underwriting Agreement, Representative’s Option Agreement, Warrant Agreement and Financial Advisory Agreement, the compliance by the Company with all of the terms thereof and the consummation of the transactions contemplated thereby (A) does not contravene any material provision of applicable law or the Articles of Incorporation or By-Laws of the Company, (B) to our knowledge, will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms and provisions of, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement, document or instrument known to us to which the Company is a party or by which the Company or its properties is bound or affected, except for such liens, charges, encumbrances, conflicts, breaches, violations, defaults or rights that would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company, or (C) violate or conflict with (i) any judgment, ruling, decree or order known to us or (ii) any statute, rule or regulation of any court or other governmental agency or body, applicable to the business or properties of the Company, except for such violations or conflicts that would not have a Material Adverse Effect on the condition (financial or otherwise), earnings, operations or business of the Company.
     13. To our knowledge, there is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed or incorporated by reference as required, and each description of such contracts and documents that is contained or incorporated by reference in the Registration Statement and Prospectus fairly presents in all material respects the information required under the Act and the Rules and Regulations.
     14. The statements under the captions “Business – Intellectual Property,” “Business – Government Regulations,” “Shares Available for Future Sale,” “Indemnification, Limitations of Liability, and Disclosure of Commission Position on Indemnification for Securities Act Liabilities” and “Description of Our Securities” in the Prospectus and Items 14 and 15 of Part II

of the Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects the information called for with respect to such legal matters, documents and proceedings.
     15. To our knowledge, no holder of securities of the Company has rights, which have not been waived or satisfied, to require the Company to register with the Commission shares of Common Stock or other securities, as part of the Offering.
     16. The Registration Statement has been declared effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) and Rule 430A have been made; and, to the best of our knowledge (a) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued under the Act and (b) no proceedings for that purpose have been instituted or are pending or threatened by the Commission.
     17. The Registration Statement and the Prospectus comply as to form in all material respects with the requirements of the Act and the Rules and Regulations (other than the financial statements, schedules and other financial data contained or incorporated by reference in the Registration Statement or Prospectus, as to which we express no opinion).
     18. The Company is not required, and upon the issuance and sale of the Securities as contemplated in the Underwriting Agreement and the application of the net proceeds therefrom as described in the Registration Statement and Prospectus will not be required, to register as an “investment company” under the 1940 Act.
     19. The Company is not in violation of its Articles of Incorporation or By-laws and, to such counsel’s knowledge after due inquiry, the Company is not in default in the performance of any material obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company, taken as a whole, to which the Company is a party or by which the Company’s property is bound.
     20. The Company has such authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, as are necessary to own, lease, license and operate its properties and to conduct its business as described in the Prospectus, except where the failure to have any such authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such authorization is valid and in full force and effect and the Company is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto. To the best knowledge of such counsel, no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such authorization.

     As counsel, we have participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, no facts have come to our attention which would lead us to believe that either the Registration Statement, at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), or any amendment thereof made prior to the Closing Date, as of the date of such amendment, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that the Prospectus, as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we do not express any belief or opinion with respect to the financial statements and schedules and other financial data included or incorporated by reference therein).
     Notwithstanding anything in this letter to the contrary, we express no opinion with respect to, and assume no responsibility for, any of the following matters:
     (1) The enforceability, under certain circumstances, of provisions in the Agreement to the effect that rights or remedies are not exclusive; that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy; that the election of a particular remedy or remedies does not preclude recourse to one or more other remedies; or that failure to exercise or a delay in exercising rights or remedies will not operate as a waiver of any such right or remedy.
     (2) The enforceability of provisions of the Agreement where circumstances have rendered performance by any party thereto impossible.
     (3) The validity or enforceability of any provisions of the Agreement that: (i) provide for the confession of judgment; (ii) contain a waiver of (1) broadly or vaguely stated rights, (2) the benefits of statutory, regulatory, or constitutional rights (such as, by way of example and not limitation, the statute of limitations and the right to a jury trial), unless and to the extent the statute, regulation, or constitution explicitly allows waiver or cases have determined that waiver is enforceable, (3) unknown future defenses, or (4) rights to damages, defenses, counter-claims and set-offs; (iii) attempt to change or waive rules of evidence or fix the method or quantum of proof to be applied in litigation or similar proceedings; (iv) select the forum for the resolution of any disputes or consents to the jurisdiction of any jurisdiction (both as to personal jurisdiction and subject matter jurisdiction).
     This letter is provided as a legal opinion. This letter is rendered personally to the Underwriters and is solely for the benefit of the Underwriters in connection with the Agreement, the Representative’s Option Agreement and the Representative’s Financial Advisory Agreement, and may not be relied upon for any other purpose, or quoted to or relied upon by any other person or entity for any purpose, without our prior written consent, except that this letter may be disclosed to regulatory authorities to the extent required by applicable law. This letter speaks only as of the date hereof.
Richardson & Patel LLP

ANNEX III
Form of Lock-Up Agreement
_____________, 2006
Capital Growth Financial, LLC
225 NE Mizner Blvd., Suite 750
Boca Raton, Florida 33432
As Representative of the Underwriters
Re:      NGTV
Ladies and Gentlemen:
     This letter agreement (this “Agreement”) relates to the proposed public offering (the “Offering”) by NGTV, a California corporation (the “Company”), of Units comprised of shares of common stock of the Company (the “Common Stock”) and warrants to purchase Common Stock.
     The Offering is governed by a certain Underwriting Agreement dated ___, 2006 by and between the Company and Capital Growth Financial, LLC, as representative of the several underwriters named therein (the “Representative”). In order to induce the Representative to act as underwriter for the Offering, the undersigned hereby agrees that, except as set forth herein, without the prior written consent of CGF during the Lock-Up Period (as defined below), the undersigned shall not, directly or indirectly:
     (a) offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and/or
     (b) establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration.
     As used herein, the term “Lock-Up Period” means the period beginning on the date hereof and ending on the twelve (12) month anniversary of the date upon which the registration statement for securities issued in connection with the Offering is declared effective by the Securities and Exchange Commission (the “Effective Date”).
     As used herein, the term “Relevant Security” means any shares of Common Stock or any other debt, equity, option, warrant or other security or instrument (“Other Securities”) of or binding upon the Company or any subsidiary thereof that is convertible into, or exercisable or exchangeable for, shares of Common Stock or any Other Securities of the Company or any subsidiary thereof or that holds the right to acquire any shares Common Stock or Other Securities of the Company or any subsidiary thereof.
     The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities.
     The undersigned hereby further agrees that, without the prior written consent of CGF during the Lock-Up Period the undersigned shall not:
     (x) file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security, and/or
     (y) exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security [provided, however;
     (z) with respect to shares of Common Stock forming a part of unregistered units issuable to the undersigned on the Effective Date (upon automatic conversion into unregistered units of the Company’s promissory note in favor of the undersigned in the principal amount of $593,940 dated October 12, 2005), CGF hereby consents to the undersigned receiving the same registration rights as have been accorded to other holders of unregistered units whose promissory notes are automatically converted into unregistered units on the Effective Date; provided that nothing in this subparagraph (z) shall entitle the undersigned to sell any Relevant Security prior to expiration of the Lock-Up Period]*.
     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.
     Notwithstanding any provision of this Agreement to the contrary, the restrictions contained in this Agreement shall not apply to:
     [(i)] the resale of any Relevant Security acquired by the undersigned in the public markets subsequent to the Effective Date;

     [(ii) in any three month period, the resale of the lesser of [___] shares of Common Stock of the Company beneficially owned by the undersigned or the maximum number of shares that the undersigned could sell during any three month period pursuant to the provisions of Rule 144 under the Securities Act of 1933, as amended; provided such resales shall not commence until a date that is at least 90 days following the Effective Date (and, in any event, after the Units detach); and such resales are made (a) pursuant to and in accordance with the exemption from registration provided by Rule 144 or (b) by private transfer in compliance with all applicable corporate and securities laws, rules and regulations.]*
     It is understood that if the Effective Date does not occur prior to June 30, 2006, 2006, then, without further act by or on the part of the Representative, the undersigned will be released from his, her or its obligation under this Agreement.
     This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the conflicts of laws principles thereof. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

Very truly yours,

By:

Print Name:

* Information in [brackets] applies only to lock up agreements executed by Gene Simmons, Kourosh Taj and Jay Vir]